SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

      Date of Report (Date of earliest event reported): September 13, 2005

                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                      0-5905                     62-0156300
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(State of incorporation)       (Commission File No.)           (IRS Employer
                                                            Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition
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On September 13, 2005,  the Company issued a press release  announcing  expected revenues and earnings for the fiscal third quarter ended August 31, 2005 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein. As previously announced, the Company will issue its third quarter fiscal 2005 earnings release on Monday, September 19, 2005, after the market closes and host a conference call at 9:00 a.m. ET on Tuesday, September 20, 2005.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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Item 9.01.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99.1    Press Release Dated September 13, 2005


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 13, 2005                            CHATTEM, INC.

                                     By: /s/ Theodore K. Whitfield, Jr.
                                         ---------------------------------------
                                           Theodore K. Whitfield, Jr.
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX
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Exhibit No.         Exhibit Description
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99.1                Press Release dated September 13, 2005